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                                                                    Exhibit 10.5
                               FIRST AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     This First Amendment to Fourth Amended and Restated Credit Agreement (this "First Amendment") is entered into effective as of September 25, 2002 by and among QUICKSILVER RESOURCES INC., a Delaware corporation, as Borrower ("Borrower"), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), the BANKS party hereto, and the SUBSIDIARY GUARANTORS defined herein.

                              W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, Fortis Capital Corp. and BNP Paribas, as Co-Syndication Agents, CIBC Inc. and The Bank of Nova Scotia, as Co-Documentation Agents, and the financial institutions party thereto (collectively, "Banks") are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 13, 2002 (as amended, the "Credit Agreement"; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, Banks have made Loans to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, Borrower has requested that Banks amend certain terms of the Credit Agreement in certain respects, as set forth herein; and

     WHEREAS, subject to the terms and conditions herein contained, Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Banks hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended in the manner provided in this Section 1.

     1.1 The definition of "Consolidated Current Assets" in Section 2.1 of the Credit Agreement is hereby amended to read in full as follows:

          "Consolidated Current Assets" means, for any Person at any time, the current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time, but excluding, for any Person at any time, any current asset of such Person for any Hedging Agreement resulting from the requirements of SFAS 133 at such time.

     1.2 The definition of "Consolidated Current Liabilities " in Section 2.1 of the Credit Agreement is hereby amended to read in full as follows:

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          "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time, but excluding any current liability for any Hedging Agreement resulting from the requirements of SFAS 133 at such time, and in the case of Borrower, excluding current maturities of Long Term Debt of Borrower and its Consolidated Subsidiaries outstanding at such time.

     1.3 The introductory paragraph of the definition of "Letter of Credit Fee" in Section 2.1 of the Credit Agreement is hereby amended to read in full as follows:

          "Letter of Credit Fee" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined in accordance with the table below by reference to the ratio of Outstanding Credit to the Borrowing Base, as such ratio is in effect from time to time during the period such Letter of Credit is issued and outstanding:

     1.4 The sixth sentence of Section 3.1(b) of the Credit Agreement is hereby amended to read in full as follows:

          Borrower shall pay to Administrative Agent in respect of each Letter of Credit (a) a quarterly installment of the applicable Letter of Credit Fee in arrears on each Quarterly Date until such Letter of Credit Fee has been paid, and (b) the applicable Letter of Credit Fronting Fee at the time of issuance of each such Letter of Credit.

     1.5 The seventh sentence of Section 3.1(b) of the Credit Agreement is hereby amended to read in full as follows:

          Administrative Agent shall distribute the Letter of Credit Fee to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall retain the Letter of Credit Fronting Fee for its own account.

     SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the Administrative Agent's receipt of the First Amendment duly executed by Borrower, each Subsidiary Guarantor, and Banks.

     SECTION 3. Representations and Warranties of Borrower. To induce Administrative Agent and Banks to enter into this First Amendment, Borrower hereby represents and warrants to Administrative Agent and Banks as follows:

     3.1 Credit Agreement. Each representation and warranty of the Credit Parties contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof, and will be true and correct after giving effect to the First Amendment.

     3.2 Authorization. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary

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corporate action, require no action by or filing with any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party other than the Liens securing the Obligations.

     3.3 Binding Effect. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     3.4 No Defenses. Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 4. Ratification of Subsidiary Guarantees. Each Subsidiary of Borrower (other than Voyager) (each a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors") hereby consents to the execution of this First Amendment and reaffirms its guaranty of all of the Obligations of the Borrower pursuant to its respective Subsidiary Guaranty. Borrower and each Subsidiary Guarantor confirm and agree that (a) neither the execution of this First Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower or any Subsidiary Guarantor under the Loan Papers and (b) the obligations evidenced and secured by the Loan Papers continue in full force and effect. Each Subsidiary Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in its respective Subsidiary Guaranty the due and punctual payment and performance of any and all amounts and obligations owed by the Borrower to the Banks under the Credit Agreement and the other Loan Papers.

     SECTION 5. Miscellaneous.

     5.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and Banks, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     5.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     5.4 Counterparts. This First Amendment may be executed in multiple counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower and Banks have executed a counterpart hereof. Facsimiles shall be effective as originals.

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     5.5 Choice of Law. THIS FIRST AMENDMENT AND THE OTHER LOAN PAPERS HAVE BEEN
EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

     5.6 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

     5.7 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

                      Remainder of Page Intentionally Blank
                            Signature Pages to Follow

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers effective as of the date first written above.

                                          BORROWER:

                                          QUICKSILVER RESOURCES INC., a Delaware
                                          corporation


                                          By: /s/  Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President

                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

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                                          SUBSIDIARY GUARANTORS:

                                          BEAVER CREEK PIPELINE, L.L.C.


                                          By: /s/ Jeff Cook
                                              ----------------------------------
                                              Jeff Cook
                                              Manager


                                          CINNABAR ENERGY SERVICES &
                                          TRADING, LLC


                                          By: /s/ Bill Lamkin
                                              ----------------------------------
                                              Bill Lamkin
                                              Vice President


                                          TERRA ENERGY LTD.


                                          By: /s/ Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President


                                          MERCURY MICHIGAN INC.


                                          By: /s/ Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President


                                          GTG PIPELINE CORPORATION


                                          By: /s/ Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President


                                          MGV ENERGY, INC.


                                          By: /s/ George Voneiff
                                              ----------------------------------
                                              George Voneiff
                                              President

                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

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                                          ENERGY ACQUISITION OPERATING
                                          CORPORATION


                                          By: /s/ Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President


                                          KRISTEN CORPORATION


                                          By: /s/ Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President


                                          TERRA PIPELINE COMPANY


                                          By: /s/ Glenn Darden
                                              ----------------------------------
                                              Glenn Darden
                                              President

                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

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                                          ADMINISTRATIVE AGENT:

                                          BANK OF AMERICA, N.A.


                                          By: /s/ Richard Stein
                                              ----------------------------------
                                              Richard Stein
                                              Principal

                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

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                                          BANKS:

                                          BANK OF AMERICA, N.A.


                                          By: /s/ Richard Stein
                                              ----------------------------------
                                              Richard Stein
                                              Principal


                                          BNP PARIBAS


                                          By: /s/ C. David Dodd
                                              ----------------------------------
                                              Name:  C. David Dodd
                                              Title: Director


                                          By: /s/ Betsy Jocher
                                              ----------------------------------
                                              Name: /s/ Betsy Jocher
                                              Title: Vice President


                                          CIBC INC.


                                          By: /s/ George Knight
                                              ----------------------------------
                                              Name: George Knight
                                              Title: Managing Director


                                          CREDIT LYONNAIS, NEW YORK BRANCH


                                          By: /s/ O. Audemard
                                              ----------------------------------
                                              Name: O. Audemard
                                              Title: Senior Vice President


                                          COMERICA BANK - TEXAS


                                          By: /s/ Michele L. Jones
                                              ----------------------------------
                                              Name: Michele L. Jones
                                              Title: Vice President

                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement

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                                          COMPASS BANK


                                          By: /s/ Dorothy Marchand
                                              ----------------------------------
                                              Name: Dorothy Marchand
                                              Title: Senior Vice President


                                          FORTIS CAPITAL CORP.


                                          By: /s/ Christopher S. Parada
                                              ----------------------------------
                                              Name: Christopher S. Parada
                                              Title: Vice President


                                          By: /s/ Darrell W. Holley
                                              ----------------------------------
                                              Name: Darrell W. Holley
                                              Title: Managing Director


                                          PNC BANK, NATIONAL ASSOCIATION


                                          By: /s/ Doug Clark
                                              ----------------------------------
                                              Name: Doug Clark
                                              Title: Vice President


                                          By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ A. S. Norsworth
                                              ----------------------------------
                                              Name: A. S. Norsworth
                                              Title: Senior Manager


                                          WASHINGTON MUTUAL BANK, FA


                                          By: /s/ David W. Phillips
                                              ----------------------------------
                                              Name: David W. Phillips
                                              Title: Vice President

                      Signature Page to First Amendment to
                  Fourth Amended and Restated Credit Agreement